UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2019

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Ventas, Inc. (the “Company”) was held on May 14, 2019.
Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 1, 2019:
1.	The election of nine directors to terms expiring at the 2020 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Melody C. Barnes	289,205,812	403,035	377,852	38,948,355
Debra A. Cafaro	262,940,073	8,948,835	18,097,791	38,948,355
Jay M. Gellert	284,815,824	4,764,758	406,117	38,948,355
Richard I. Gilchrist	264,370,236	25,210,442	406,021	38,948,355
Matthew J. Lustig	289,135,428	445,415	405,856	38,948,355
Roxanne M. Martino	285,756,404	3,847,055	383,240	38,948,355
Walter C. Rakowich	289,057,991	519,105	409,603	38,948,355
Robert D. Reed	286,823,043	2,755,677	407,979	38,948,355
James D. Shelton	265,636,749	23,936,627	413,323	38,948,355

2.	The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

For	Against	Abstain	Broker Non-Votes
327,547,207	780,492	607,355	—

3.	The approval, on an advisory basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
247,846,135	41,280,474	860,090	38,948,355

Item 8.01.                          Other Events.
On May 15, 2019, the Company announced that its Board of Directors declared a regular quarterly dividend of $0.7925 per share, payable in cash on July 12, 2019 to stockholders of record on July 1, 2019.  The dividend is the second quarterly installment of the Company’s 2019 annual dividend.

A copy of the press release issued by the Company on May 15, 2019 is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.
Item 9.01.	Financial Statements and Exhibits.
(a)  Financial Statements of Businesses Acquired.
Not applicable.
(b)  Pro Forma Financial Information.
Not applicable.
(c)  Shell Company Transactions.
Not applicable.
(d)	Exhibits:
Exhibit
Number	Description
99.1	Press release issued by the Company on May 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: May 15, 2019	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief
Administrative Officer, General
Counsel and Ethics and Compliance
Officer